CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Preferred redeemable convertible shares, par value		$ 1
Preferred redeemable convertible shares, issued		2,018
Preferred redeemable convertible shares, outstanding		2,018
Common shares, no par value
Common shares, issued	50,720	50,720
Common shares, outstanding	50,720	50,720